UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 27, 2006

Dorman Products, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-18914	23-2078856
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania		18915
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 997-1800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 27, 2006, Dorman Products, Inc. (the "Borrower") entered into a Commercial Loan Agreement and a Promissory Note (collectively, the "Loan Documents") with Tennessee Valley Authority ("TVA"). The Loan Documents set forth in writing the terms pursuant to which TVA will provide funds to Borrower and the respective rights, duties, and obligations of Borrower and TVA concerning such funds.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Documents. A copy of the Loan Documents are filed as exhibits to this Current Report on Form 8-K and the description set forth herein is qualified in its entirety by reference to the Loan Documents.

The Loan Documents provide the Borrower with a $625,000 Principal Amount. The loan proceeds were used to reduce outstanding primary credit borrowings for working capital at Borrower's Portland, Tennessee location. The term of the loan is seven (7) years with a Maturity Date of September 15, 2013. All then outstanding principal plus accrued and unpaid interest are due on the Maturity Date.

Interest accrues during the term at an interest rate per annum of four percent (4%) on the unpaid balance. The interest is computed on the basis of a 365-day year. The loan is secured by a Letter of Credit from Wachovia Bank, the Borrower's primary lender. The loan may be prepaid in whole or in part at any time without premium or penalty.

Under the Loan Documents, Borrower is required to pay all costs in connection with making the loan and all reasonable costs and expenses related to the enforcement of TVA's rights under the Loan Documents or at law.

The Loan Documents contain covenants typical of this type of loan arrangement, including: (i) utilize local labor to the maximum extent feasible, (ii) furnish TVA with annual audited financial statements, (iii) report to TVA the number of employees at its Portland, Tennessee facility within sixty (60) days of the end of each fiscal year, (iv) advise TVA in writing of any event which comes to the attention of Borrower that might materially adversely affect Borrower's financial condition or operations, and (v) Borrower to maintain its corporate existence in good standing and remain qualified to do business where required.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 "Entry into Material Agreement" of this report is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Commercial Loan Agreement, dated as of September 27, 2006, between Dorman Products, Inc. and Tennessee Valley Authority.

10.2 Promissory Note, dated as of September 27, 2006, between Dorman Products, Inc. and Tennessee Valley Authority.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dorman Products, Inc.

September 25, 2006	By:	/Mathias Barton/

Name: /Mathias Barton/
Title: Cheif Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Loan Agreement dated September 27, 2006
10.2	Promissory Note dated September 27, 2006